UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2020

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure
On September 22, 2020, Compass Diversified Holdings (“Compass Diversified”) issued a Press Release announcing the execution of a merger agreement for the acquisition of Boa Technology, Inc., which merger agreement is further described in Item 8.01 to this Current Report on Form 8-K. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As announced in the Press Release, Compass Diversified will hold a conference call and webcast at 4:30 p.m., Eastern Time on September 22, 2020 to discuss the acquisition. A live listen-only webcast of the conference call along with the investor presentation will be available to the public through links on the Investor Relations section of Compass Diversified’s web site (compassdiversified.com). A copy of the investor presentation, which will be discussed during the conference call, is attached to this report as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by Compass Diversified that the information is material or that the dissemination of the information is required by Regulation FD.

Section 8    Other Events
Item 8.01    Other Events
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.

BOA Technology

On September 20, 2020, the Company, through its newly formed acquisition subsidiaries, BOA Holdings Inc., a Delaware corporation (“BOA Holdings”) and BOA Parent Inc., a Delaware corporation (“Buyer”) and a wholly-owned subsidiary of BOA Holdings, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Reel Holding Corp., a Delaware corporation (“BOA”) and the sole stockholder of Boa Technology, Inc., BOA Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”), and Shareholder Representative Services LLC (in its capacity as the representative of the stockholders of BOA), pursuant to which Merger Sub will be merged with and into BOA (the “Merger”) such that the separate existence of Merger Sub will cease, and BOA will survive the Merger as a wholly-owned subsidiary of Buyer. Buyer, via the Merger, will acquire BOA and its subsidiaries for $454 million in cash, subject to certain adjustments based on matters such as the working capital and cash balances at the time of the closing. The Company expects to fund the purchase price with cash on its balance sheet and a draw on its revolving credit facility of approximately $300 million.

Concurrently with the execution and delivery of the Merger Agreement, certain existing minority stockholders of BOA executed agreements pursuant to which they will, immediately prior to the effective time of the Merger, contribute shares of BOA common stock (the “Rollover Shares”) to BOA Holdings in exchange for shares of BOA Holdings common stock (the “Stockholder Contributions”). Immediately following consummation of the Stockholder Contributions, BOA Holdings will contribute the Rollover

Shares to Buyer. Upon consummation of the Merger, CODI will directly own 82% of BOA Holdings, which will in turn indirectly own all of issued and outstanding equity interests of BOA.

The Merger Agreement contains customary representations, warranties and covenants. The Merger Agreement also provides certain indemnification rights and, at closing, Buyer will have obtained representation and warranty insurance which will provide coverage for breaches of certain representation and warranties contained in the Merger Agreement, subject to deductibles and certain other terms and conditions. Concurrently with the execution of the Merger Agreement, the Company executed and delivered a limited guaranty to BOA guaranteeing Buyer’s obligations under the Merger Agreement.

Each party’s obligation to consummate the Merger Agreement is subject to certain conditions, including, but not limited to (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its covenants and agreements, (iii) the absence of any law or order issued by any governmental entity preventing consummation of the Merger, (iv) approval of the Merger by BOA stockholders and (v) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger is expected to close within the next 45 days, but there can be no assurances that all of the conditions to closing will be satisfied.

The foregoing brief description of the Merger Agreement is not meant to be exhaustive and is qualified in its entirety by the Merger Agreement itself, which is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release dated September 22, 2020 announcing the execution of the Agreement and Plan of Merger.

99.2	Investor Presentation, dated September 22, 2020

99.3	Agreement and Plan of Merger, among Reel Holding Corp., BOA Parent Inc., BOA Merger Sub Inc. and Shareholder Representative Services LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2020	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2020	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer